EXHIBIT 17

                               POWER OF ATTORNEY


STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Trustee of USAA STATE TAX-FREE TRUST, a Delaware business trust, (the "Trust"), constitutes and appoints Michael J. C. Roth, David G. Peebles, Michael D. Wagner, and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Trust Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


 /S/ ROBERT G. DAVIS                          JULY 19, 2000
----------------------                   ---------------------
Robert G. Davis                          Date
Trustee



On this 19 day of July, 2000, before me, PATRICIA M. MCCLAIN, the undersigned Notary Public, personally appeared Robert G. Davis, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires:                                /s/ PATRICIA M. MCCLAIN
                                                      -----------------------
                                                      Notary Public
August 17, 2003                                       State of Texas

--------------------------
Notary Public
State of Texas
Patricia M. McClain
MY COMMISSION EXPIRES
August 17, 2003
--------------------------

                               POWER OF ATTORNEY


STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Trustee of USAA STATE TAX-FREE TRUST, a Delaware business trust, (the "Trust"), constitutes and appoints Michael J. C. Roth, David G. Peebles, Michael D. Wagner, and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Trust Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/S/ MICHAEL J. C. ROTH                        JULY 19, 2000
----------------------                   ---------------------
Michael J. C. Roth                       Date
Trustee


On this 19 day of July, 2000, before me, PATRICIA M. MCCLAIN , the undersigned Notary Public, personally appeared Michael J. C. Roth, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires:                                /s/ PATRICIA M. MCCLAIN
                                                      -------------------------
                                                      Notary Public
August 17, 2003                                       State of Texas

--------------------------
Notary Public
State of Texas
Patricia M. McClain
MY COMMISSION EXPIRES
August 17, 2003
--------------------------

                               POWER OF ATTORNEY


STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Treasurer of USAA STATE TAX-FREE TRUST, a Delaware business trust, (the "Trust"), constitutes and appoints Michael J. C. Roth, David G. Peebles, Michael D. Wagner, and Mark S. Howard, and each of them, as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities to sign registration statements in her capacity as the Treasurer of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Trust Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/S/ SHERRON A. KIRK                           JULY 19, 2000
----------------------                   ---------------------
Sherron A. Kirk                          Date
Treasurer (Principal Financial and
Accounting Officer)


On this 19 day of July, 2000, before me, PATRICIA M. MCCLAIN , the undersigned Notary Public, personally appeared Sherron A. Kirk, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that she executed it.

WITNESS my hand and official seal

My Commission Expires:                                /s/ PATRICIA M. MCCLAIN
                                                      -----------------------
                                                      Notary Public
August 17, 2003                                       State of Texas

--------------------------
Notary Public
State of Texas
Patricia M. McClain
MY COMMISSION EXPIRES
August 17, 2003
--------------------------

                               POWER OF ATTORNEY


STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Trustee of USAA STATE TAX-FREE TRUST, a Delaware business trust, (the "Trust"), constitutes and appoints Michael J. C. Roth, David G. Peebles, Michael D. Wagner, and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Trust Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/S/ DAVID G. PEEBLES                          JULY 19, 2000
---------------------                    ---------------------
David G. Peebles                         Date
Trustee


On this 19 day of July, 2000, before me, PATRICIA M. MCCLAIN , the undersigned Notary Public, personally appeared David G. Peebles, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires:                                /s/ PATRICIA M. MCCLAIN
                                                      -------------------------
                                                      Notary Public
August 17, 2003                                       State of Texas

--------------------------
Notary Public
State of Texas
Patricia M. McClain
MY COMMISSION EXPIRES
August 17, 2003
--------------------------

                               POWER OF ATTORNEY


STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Trustee of USAA STATE TAX-FREE TRUST, a Delaware business trust, (the "Trust"), constitutes and appoints Michael J. C. Roth, David G. Peebles, Michael D. Wagner, and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Trust Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/S/ ROBERT L. MASON                           JULY 19, 2000
---------------------                    --------------------
Robert L. Mason                          Date
Trustee


On this 19 day of July, 2000, before me, PATRICIA M. MCCLAIN , the undersigned Notary Public, personally appeared Robert L. Mason, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires:                                /s/ PATRICIA M. MCCLAIN
                                                      -------------------------
                                                      Notary Public
August 17, 2003                                       State of Texas

--------------------------
Notary Public
State of Texas
Patricia M. McClain
MY COMMISSION EXPIRES
August 17, 2003
--------------------------

                               POWER OF ATTORNEY


STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Trustee of USAA STATE TAX-FREE TRUST, a Delaware business trust, (the "Trust"), constitutes and appoints Michael J. C. Roth, David G. Peebles, Michael D. Wagner, and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Trust Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/S/ RICHARD A. ZUCKER                         JULY 19, 2000
----------------------                   ---------------------
Richard A. Zucker                        Date
Trustee


On this 19 day of July, 2000, before me, PATRICIA M. MCCLAIN , the undersigned Notary Public, personally appeared Richard A. Zucker, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires:                                /s/ PATRICIA M. MCCLAIN
                                                      -----------------------
                                                      Notary Public
August 17, 2003                                       State of Texas

--------------------------
Notary Public
State of Texas
Patricia M. McClain
MY COMMISSION EXPIRES
August 17, 2003
--------------------------

                               POWER OF ATTORNEY


STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Trustee of USAA STATE TAX-FREE TRUST, a Delaware business trust, (the "Trust"), constitutes and appoints Michael J. C. Roth, David G. Peebles, Michael D. Wagner, and Mark S. Howard, and each of them, as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities to sign registration statements in her capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Trust Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/S/ BARBARA B. DREEBEN                        JULY 19, 2000
----------------------                   ---------------------
Barbara B. Dreeben                       Date
Trustee


On this 19 day of July, 2000, before me, PATRICIA M. MCCLAIN , the undersigned Notary Public, personally appeared Barbara B. Dreeben, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that she executed it.

WITNESS my hand and official seal

My Commission Expires:                                /s/ PATRICIA M. MCCLAIN
                                                      -------------------------
                                                      Notary Public
August 17, 2003                                       State of Texas

--------------------------
Notary Public
State of Texas
Patricia M. McClain
MY COMMISSION EXPIRES
August 17, 2003
--------------------------

                               POWER OF ATTORNEY


STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Trustee of USAA STATE TAX-FREE TRUST, a Delaware business trust, (the "Trust"), constitutes and appoints Michael J. C. Roth, David G. Peebles, Michael D. Wagner, and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Trust Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/S/ MICHAEL F. REIMHERR                       JULY 19, 2000
------------------------                 ---------------------
Michael F. Reimherr                      Date
Trustee



On this 19 day of July, 2000, before me, PATRICIA M. MCCLAIN , the undersigned Notary Public, personally appeared Michael F. Reimherr, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires:                                /s/ PATRICIA M. MCCLAIN
                                                      -----------------------
                                                      Notary Public
August 17, 2003                                       State of Texas

--------------------------
Notary Public
State of Texas
Patricia M. McClain
MY COMMISSION EXPIRES
August 17, 2003
--------------------------

                               POWER OF ATTORNEY


STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Trustee of USAA STATE TAX-FREE TRUST, a Delaware business trust, (the "Trust"), constitutes and appoints Michael J. C. Roth, David G. Peebles, Michael D. Wagner, and Mark S. Howard, and each of them, as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities to sign registration statements in her capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Trust Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/S/ LAURA T. STARKS                           JULY 19, 2000
----------------------                   ---------------------
Laura T. Starks                          Date
Trustee


On this 19 day of July, 2000, before me, PATRICIA M. MCCLAIN , the undersigned Notary Public, personally appeared Laura T. Starks, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that she executed it.

WITNESS my hand and official seal

My Commission Expires:                                /s/ PATRICIA M. MCCLAIN
                                                      ------------------------
                                                      Notary Public
August 17, 2003                                       State of Texas

--------------------------
Notary Public
State of Texas
Patricia M. McClain
MY COMMISSION EXPIRES
August 17, 2003
--------------------------